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                                                                    EXHIBIT 99.1

 Quarterly Report to Shareholders of CSB Bancorp, Inc., dated September 30, 2003

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                                   QUARTERLY
                                     REPORT


                               SEPTEMBER 30, 2003




                               CSB
                               --------------------
                               CSB BANCORP, INC.


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TO OUR SHAREHOLDERS
================================================================================
The Company's unaudited net income for the first nine months of 2003 was $1,508,131 or $0.57 per share. These results compare to the first nine months of 2002 with $1,516,904 or $0.58 per share. As a result of these sustained earnings, the Board of Directors has declared a quarterly dividend of $0.12 per share to shareholders of record September 30, 2003 payable October 20, 2003.

The nine-month results were negatively impacted by a one-time severance payment to the Company's prior Chief Executive Officer, which was in keeping with his employment contract. The after tax effect of this expense, incurred in July 2003, was to lower earnings by approximately $222,000.

The Company's transition to its new management team is complete. At its July 2003 meeting the Board elected John J. Limbert as President and Chief Executive Officer. Also in July, Rick Ginther joined the bank as Senior Vice President and Chief Lending Officer and Paul Greig was retained as Senior Vice President and Chief Operations Officer and Chief Information Officer. These veteran bankers join A. Lee Miller, Chief Financial Officer and complete the executive management group for your company.

The management transition has gone very well. Several operating changes are already underway which will positively impact our financial performance and provide greater customer convenience. More are being planned and should be implemented prior to the calendar year end.

Management is focused on reducing its operating costs to provide greater shareholder value. We have set ambitious yet attainable goals, which should begin impacting results in the fourth quarter of 2003.

We are grateful for your continuing support of CSB and invite your comments.

Robert K. Baker         John J. Limbert
Chairman                President & Chief Executive Officer


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
                CONSOLIDATED STATEMENTS OF CONDITION (UNAUDITED)
     (000 OMITTED EXCEPT SHARE DATA)                              SEPTEMBER 30
                                                               2003         2002
                                                               --------   --------
ASSETS:
  CASH AND DUE FROM BANKS ....................................  $10,025   $ 12,801
  FEDERAL FUNDS SOLD .........................................    3,859      8,296
  SECURITIES .................................................   74,090     73,910
  NET LOANS ..................................................  206,959    186,439
  PREMISES & EQUIPMENT, NET ..................................    8,668      8,417
  OTHER ASSETS ...............................................    2,301      4,061
                                                               --------   --------
  TOTAL ASSETS ............................................... $305,902   $293,924
                                                               ========   ========

LIABILITIES:
  DEPOSITS ................................................... $237,144   $229,977
  SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE .............   13,227     13,533
  OTHER BORROWINGS ...........................................   19,654     15,536
  OTHER LIABILITIES ..........................................    1,461      1,222
                                                               --------   --------
  TOTAL LIABILITIES .......................................... $271,486   $260,268
                                                               ========   ========
SHAREHOLDERS' EQUITY:
  COMMON STOCK ...............................................  $16,674   $ 16,674
  ADDITIONAL PAID-IN CAPITAL .................................    6,414      6,414
  RETAINED EARNINGS ..........................................   12,030     11,523
  TREASURY STOCK..............................................     (763)    (1,105)
  ACCUMULATED OTHER COMPREHENSIVE INCOME .....................       61        150
                                                               --------   --------
  TOTAL SHAREHOLDERS' EQUITY .................................  $34,416   $ 33,656
                                                               --------   --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ................... $305,902   $293,924
                                                               ========   ========


                CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
   (000 OMITTED EXCEPT SHARE DATA)                      NINE MONTHS ENDED SEPTEMBER 30

                                                                 2003       2002
                                                               --------   -------
INTEREST INCOME:
  INTEREST & FEES ON LOANS ................................... $  9,462   $  9,422
  INTEREST ON SECURITIES .....................................    2,229      3,019
  OTHER INTEREST INCOME ......................................       20        172
                                                               --------   --------
  TOTAL INTEREST INCOME ...................................... $ 11,711   $ 12,613
                                                               --------   --------
INTEREST EXPENSE:
  INTEREST ON DEPOSITS ....................................... $  2,933   $  4,611
  OTHER INTEREST EXPENSE .....................................      623        496
                                                               --------   --------
TOTAL INTEREST EXPENSE ....................................... $  3,556   $  5,107
                                                               --------   --------
NET INTEREST INCOME .......................................... $  8,155   $  7,506
  CREDIT FOR LOAN LOSSES .....................................       51        562
                                                               --------   --------
NET INTEREST INCOME AFTER CREDIT FOR LOAN LOSSES ............. $  8,206   $  8,068
TOTAL OTHER INCOME ...........................................    1,634      1,571
TOTAL OTHER EXPENSE ..........................................    8,254      8,144
FEDERAL INCOME TAX PROVISION (CREDIT) ........................       78        (22)
                                                               --------   --------
NET INCOME ................................................... $  1,508   $  1,517
                                                               ========   ========
EARNINGS PER SHARE ........................................... $   0.57   $   0.58
                                                               ========   ========

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
                              FINANCIAL HIGHLIGHTS
================================================================================
                        (000 OMITTED) EXCEPT SHARE DATA

                                                 SEPTEMBER 30
                                               2003       2002
                                             --------   --------
Assets ..................................    $305,902   $293,924
Net loans ...............................     206,959    186,439
Securities ..............................      74,090     73,910
Deposits ................................     237,144    229,977
Shareholders' equity ....................      34,416     33,656
Net income...............................       1,508      1,517
Earnings per share ......................         .57        .58
Book value per
  outstanding share .....................       13.03      12.79
*Quarterly price per share:
  High ..................................       17.50      19.15
  Low ...................................       15.50      17.00

*Includes transactions reported by market makers and private transactions, known to the Company.

                                   KEY RATIOS
================================================================================

                                             SEPTEMBER 30
                                           2003      2002
                                          ------   ------
Return on average assets ......             .67%     .69%
Return on average equity ......            5.86%    6.11%
Loan to deposit .....................     88.29%   82.40%
Equity to assets .....................    11.25%   11.45%


================================================================================
                                   Copies of
                               CSB BANCORP, INC.
                   S.E.C. Filings may be obtained by writing:

                               A. Lee Miller, CFO
                               CSB BANCORP, INC.
                             6 West Jackson Street
                            Millersburg, Ohio 44654

                        (800) 654-9015 or (330) 674-9015
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                             Stock Symbol: CSBB.OB